Income Taxes	12 Months Ended
Aug. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 9 – Income Taxes

Provision for Income Taxes

The components of loss before income taxes follows:

	Years Ended August 31,
	2023	2022
United States	$(2,244,302)	$(3,755,493)
Foreign	(111,001)	(1,193,040)
Loss before income taxes	$(2,355,303)	$(4,948,533)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets at August 31, 2023 and 2022 are as follows:

	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$8,468,620	$7,977,402
Capitalized research and development	944,662	990,618
Stock based compensation	2,550,537	2,508,105
Gross deferred tax assets	11,963,819	11,476,125
Less: valuation allowance	(11,962,425)	(11,474,539)
Total deferred tax assets	$1,394	$1,586

Deferred tax liabilities
Depreciation	$(1,394)	$(1,586)
Gross deferred tax liabilities	(1,394)	(1,586)
Net deferred taxes	$—	$—

The net increase in the valuation allowance for deferred tax assets was $487,886 and $947,949 for the year ended August 31, 2023 and 2022, respectively. The Company evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management’s judgment about the realizability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current operations.

For federal income tax purposes, the Company has U.S. federal net operating loss carry forwards at August 31, 2023 available to offset future federal taxable income, if any, of $38,523,539, which will begin to expire in 2023. These carryforwards may be subject to an annual limitation under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state provisions if the Company experienced one or more ownership changes which would limit the amount of NOL and tax credit carryforwards that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percentage points over a three-year period. The Company also has foreign net operating losses of $1,514,707 as of August 31, 2023, which will begin to expire in 2035.

The effects of state income taxes were insignificant for the years ended August 31, 2023 and 2022.

The following is a reconciliation between expected income tax benefit and actual, using the applicable statutory income tax rate of 21% for the year ended August 31, 2023 and 2022:

	2023	2022
Income tax benefit at statutory rate	$494,614	$1,039,192
Foreign rate differential	4,440	32,513
Permanent differences	–	(79,846)
Stock options	8,961	(32,236)
Other	(20,127)	(11,674)
Change in valuation allowance	(487,886)	(947,949)
	$–	$–

The fiscal years 2021 through 2023 remain open to examination by federal authorities and other jurisdictions in which the Company operates.

The Company does not have any uncertain tax positions at August 31, 2023 and 2022 that would affect its effective tax rate. The Company does not anticipate a significant change in the amount of unrecognized tax benefits over the next twelve months. Because the Company is in a loss carryforward position, the Company is generally subject to US federal and state income tax examinations by tax authorities for all years for which a loss carryforward is available. If and when applicable, the Company will recognize interest and penalties as part of income tax expense.